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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 21, 2003

                                  H POWER CORP.
               (Exact name of issuer as specified in its charter)




          Delaware                         0-31195               22-3010742
(State or other Jurisdiction        (Commission File Number)   (IRS Employer
of Incorporation or Organization)                            Identification No.)


         60 Montgomery Street
        Belleville, New Jersey                                          07109
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (973) 450-4400


                                      None.
                 (Former address, if changed since last report.)





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ITEM 5. OTHER EVENTS

         On March 21, 2003, H Power Corp. (the "Company") issued a press release in the form attached hereto as Exhibit 99.1.


ITEM 7. EXHIBITS.

        Exhibit No.                       Description

           99.1        Press release of H Power Corp., dated March 21, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    H. POWER CORP. (Registrant)


                                    By:  /s/ William L. Zang
                                         ---------------------------------------
                                             William L. Zang
                                             Chief Financial Officer


Date: March 24, 2003